ASSET-BACKED FINANCING FACILITY
ADVANTA BANK CORP.
MONTHLY SERVICER CERTIFICATE

COLLECTION PERIOD:                          OCTOBER 1, 2000 - OCTOBER 31, 2000
                                            ----------------------------------

SETTLEMENT DATE:                            15-NOV-00
                                            ---------

   A.  SERIES INFORMATION:

    ADVANTA EQUIPMENT LEASING RECEIVABLES SERIES 2000-1 LLC
    SERIES 2000-1

  I.  AGGREGATE CONTRACT PRINCIPAL BALANCE:
      -------------------------------------
    (a.)     Beginning Aggregate Contract Principal Balance ............................................      $364,143,364.07
                                                                                                              ---------------
    (b.)     Contract Principal Balance of all Collections allocable to Contracts ........................     $12,144,465.87
                                                                                                              ---------------
    (c.)     Contract Principal Balance of Charged-Off Contracts .........................................      $1,654,195.06
                                                                                                              ---------------
    (d.)     Ending Aggregate Contract Principal Balance of all Contracts as of this Settlement Date .....    $350,344,703.14
                                                                                                              ---------------


             BALANCES ON THIS PAYMENT DATE:
             (AFTER PRINCIPAL PAYMENTS MADE FOR THIS RELATED COLLECTION PERIOD)
    (e.)     Class A Principal Balance as of this
             Settlement Date (Class A Note Factor)       0.7415567                                            $244,103,423.80
                                                         ---------                                            ---------------
    (e1.)    Ending Class A-1 Principal Balance          0.5307192                         $96,211,423.80
                            -                            ---------                         --------------
    (e2.)    Ending Class A-2 Principal Balance          1.0000000                         $63,269,000.00
                            -                            ---------                         --------------
    (e3.)    Ending Class A-3 Principal Balance          1.0000000                         $84,623,000.00
                            -                            ---------                         --------------
    (f.)     Ending Class B Principal Balance as of this
             Settlement Date (Class B Note Factor)       0.7415567                                            $20,923,023.59
                                                         ---------                                            ---------------
    (g.)     Ending Class C Principal Balance as of this
             Settlement Date (Class C Note Factor)       0.7415568                                            $13,948,682.71
                                                         ---------                                            ---------------
    (h.)     Ending Class D Principal Balance as of this
             Settlement Date (Class D Note Factor)       0.7415380                                             $6,974,165.03
                                                         ---------                                            ---------------
    (i.)     Ending Class E Principal Balance as of this
             Settlement Date (Class E Note Factor)       0.7450124                                            $17,516,731.70
                                                         ---------                                            ---------------
    (j.)     Ending Class F Principal Balance as of this
             Settlement Date (Class F Note Factor)       0.7450124                                            $45,545,972.51
                                                         ---------                                            ---------------

II. COMPLIANCE RATIOS:
----------------------

    (a.)     Aggregate Contract Balance Remaining ("CBR") of all Contracts. ..............................     $399,761,097.05
                                                                                                               ---------------
    (b.)     CBR of Contracts 1 - 30 days delinquent .....................................................     $ 41,031,306.79
                                                                                                               ---------------
    (c.)      % of Delinquent Contracts 1- 30 days as of the related Calculation Date ....................              10.26%
                                                                                                               ---------------
    (d.)     CBR of Contracts 31 - 60 days delinquent ....................................................     $ 15,011,797.87
                                                                                                               ---------------
    (e.)      % of Delinquent Contracts 31 - 60 days as of the related Calculation Date ..................               3.76%
                                                                                                               ---------------
    (f.)     CBR of Contracts 61 - 90 days delinquent ....................................................     $  7,024,612.46
                                                                                                               ---------------
    (g.)      % of Delinquent Contracts 61 - 90 days as of the related Calculation Date ..................               1.76%
                                                                                                               ---------------
    (h.)     CBR of Contracts > 91 days delinquent . .....................................................     $  3,730,252.98
                                                                                                              ---------------
    (i.)      % of Delinquent Contracts > 91 days as of the related Calculation Date .....................               0.93%
                                                                                                              ---------------
    (j1.)    % of Delinquent Contracts 31 days or more as of the related Calculation Date ................               6.45%
                                                                                                              ---------------
    (j2.)    Month 2:                                Sep-00 ..............................................               7.92%
                                                     -------                                                  ----------------
    (j3.)    Month 3:                                Aug-00 ..............................................               7.99%
                                                     -------                                                  ----------------
    (j4.)    Three month rolling average % of Delinquent Contracts 31 days or more .......................               7.45%
                                                                                                              ----------------
    (k1.)    Net Charge-Off % for the related Collection Period (annualized 30/360) ......................               4.67%
                                                                                                              ----------------
    (k2.)    Month 2:                                Sep-00 ..............................................               7.99%
                                                     -------                                                  ----------------
    (k3.)    Month 3:                                Aug-00 ..............................................               4.89%
                                                     -------                                                  ----------------
    (k4.)    Three month rolling average % for Defaulted Contracts .......................................               5.85%
                                                                                                              ----------------

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
    (l1.)    Cumulative Net Loss Percentage. .............................................................             2.8246%
                                                                                                              ----------------
    (l2.)    Does the Cumulative Net Loss % exceed .......................................................

    (l3.)    The Loss Trigger Level % from Beginning
             Period to and including 12th Collection Period ? . Y or N ...................................                  NO
                                                                                                              ----------------
    (l4.)    The Loss Trigger Level % from 13th Collection Period
             to and including 24th Collection Period ? .Y or N. ..........................................                 N/A
                                                                                                              ----------------
    (l5.)    The Loss Trigger Level % from 25th Collection Period
              and thereafter ? Y or N ....................................................................                 N/A
                                                                                                              ----------------
    (m5.)    Is there currently a Trigger Event which has not been cured
                  for this payment date   Y or N . .......................................................                  NO
                                                                                                              ----------------
    (m5.)    Is there currently an Event of Default
               for this payment date        Y or N .......................................................                  NO
                                                                                                              ----------------
 III. FLOW OF FUNDS:
 ------------------

    (1.)     The amount on deposit in Available Funds. ...................................................      $15,608,204.26
                                                                                                              ----------------
    (2.)     Amounts deposited, if any, by the Servicer to
               the Collection Account for contracts repurchased ..........................................          $32,611.58
                                                                                                              ----------------
    (3.)     Total deposits in the Collection Account to be
               used as available funds on this Payment Date (1+2) ........................................      $15,640,815.84
                                                                                                              ----------------
    (4.)     Funds to the servicer, any
               Excluded Amounts-Residual Receipts ........................................................         $116,523.59
                                                                                                              ----------------
    (a.)     To the Trustee, trustee fees and expenses subject to an
               annual limit . ............................................................................             -
                                                                                                              ----------------
    (b.)     To the Servicer, any unrecoverable servicer
               advances / initial unpaid balance amounts . ...............................................         $529,494.20
                                                                                                              ----------------
    (c.)     To the Servicer, the servicing fee then due and
              miscellaneous amounts, if any . ............................................................         $303,452.80
                                                                                                              ----------------
             TO SERIES 2000-1 NOTEHOLDERS INCLUDING RETAINED INTEREST
                    HOLDERS: INTEREST

    (d.)     To Class A, the total Class A Note Interest for
               the related interest accrual period. ......................................................      $1,508,926.67
                                                                                                                -------------

                             Interest on Class A-1 Notes ................................. $  604,218.42
                                                                                           -------------
                             Interest on Class A-2 Notes ................................. $  382,513.83
                                                                                           -------------
                             Interest on Class A-3 Notes ................................. $  522,194.43
                                                                                           -------------

    (e.)     Interest on Class B Notes for the related interest accrual period ...........................         $137,102.58
                                                                                                                  -------------
    (f.)     Interest on Class C Notes for the related interest accrual period ...........................          $92,913.00
                                                                                                                  -------------
    (g.)     Interest on Class D Notes for the related interest accrual period ...........................          $48,450.20
                                                                                                                  -------------

             CLASS E INTEREST:
    (h1.)    If Class E Noteholder is not Originator, then Interest on Class E Notes for the related
             interest accrual period or otherwise $0 .....................................................                    -
                                                                                                                  -------------

    (h2.)    If Class E Noteholder is Originator, then amount in (h1)
             from above to be paid as additional principal pro rata
             among the Class A, Class B, Class C and Class D notes or otherwise $0 ....... $155,515.09
                                                                                           -------------



             TO SERIES 2000-1 NOTEHOLDERS INCLUDING RETAINED
                     INTEREST HOLDERS: PRINCIPAL

    (i1.)    Class A percentage .......................................................... 0.69999903
                                                                                           -------------
    (i2.)    To Class A, amount from reserve account, if any .............................   -
                                                                                           -------------
    (i3.)    To Class A, the Class A overdue principal, if any ...........................   -
                                                                                           -------------
    (i4.)    To Class A, the Class A monthly principal payment amount .................... $9,659,049.26
                                                                                           -------------
    (i5.)    To Class A, the additional principal, if any,
              allocable from Class E interest amount . ................................... $132,756.98
                                                                                           -------------
    (i6.)    To Class A, the additional principal, if any,
                         allocable from Class F floor amount .............................    -
                                                                                           -------------
    (i7.)    Total principal payment to Class A  (i2-i6) ................................. $9,791,806.94
                                                                                           -------------
    (i8.)                    Principal payment to Class A-1 Noteholders ..................................       $9,791,806.94
                                                                                                                 -------------
    (i9.)                    Principal payment to Class A-2 Noteholders ..................................            -
                                                                                                                 -------------
    (i10.)                   Principal payment to Class A-3 Noteholders ..................................            -
                                                                                                                 -------------

    (j1.)    Class B percentage .......................................................... 0.059999551
                                                                                           -------------
    (j2.)    To Class B, amount from reserve account, if any .............................     -
                                                                                           -------------
    (j3.)    To Class B, the Class B overdue principal, if any ...........................     -
                                                                                           -------------
    (j4.)    To Class B, the Class B monthly principal payment amount .................... $827,913.47
                                                                                           -------------
    (j5.)    To Class B, the additional principal, if any, allocable
                from Class E interest amount . ........................................... $11,379.10
                                                                                           -------------
    (j6.)    To Class B, the additional principal, if any,
                     allocable from Class F floor amount .................................     -
                                                                                           -------------
    (j7.)    Total principal payment to Class B Noteholders (j2-j6) ......................................         $839,292.63
                                                                                                                   -------------
    (k1.)    Class C percentage .......................................................... 0.039999701
                                                                                           -------------
    (j2.)    To Class C, amount from reserve account, if any .............................     -
                                                                                           -------------
    (k3.)    To Class C, the Class C overdue principal, if any ...........................     -
                                                                                           -------------
    (k4.)    To Class C, the Class C monthly principal payment amount .................... $551,942.31
                                                                                           -------------
    (k5.)    To Class C, the additional principal, if any,
                allocable from Class E interest amount ...................................   $7,586.07
                                                                                           -------------
    (k6.)    To Class C, the additional principal,
                     if any, allocable from Class F floor amount .........................     -
                                                                                           -------------

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
    (k7.)    Total principal payment to Class C Noteholders (k2-k6) ......................................      $559,528.38
                                                                                                              -------------
    (l1.)    Class D percentage ..........................................................  0.01999985
                                                                                           -------------
    (l2.)    To Class D, amount from reserve account, if any .............................      -
                                                                                           -------------
    (l3.)    To Class D, the Class D overdue principal, if any ...........................      -
                                                                                           -------------
    (l4.)    To Class D, the Class D monthly principal payment amount .................... $275,971.16
                                                                                           -------------
    (l5.)    To Class D, the additional principal, if any,
               allocable from Class E interest amount . .................................. $  3,792.94
                                                                                           -------------
    (l6.)    To Class D, the additional principal, if any,
               allocable from Class F floor amount . .....................................      -
                                                                                           -------------
    (l7.)    Total principal payment to Class D Noteholders (l2-l6) ......................................      $279,764.10
                                                                                                              -------------
    (m1.)    Class E percentage .......................................................... 0.049998563
                                                                                           -------------
    (m2.)    To Class E, amount from reserve account, if any .............................      -
                                                                                           -------------
    (m3.)    To Class E, the Class E overdue principal, if any ...........................      -
                                                                                           -------------
    (m4.)    To Class E, the Class E monthly principal payment amount ....................  $689,913.22
                                                                                           -------------
    (m5.)    To Class E, the additional principal,
               if any, allocable from Class F floor amount ...............................      -
                                                                                           -------------
    (m6.)    Total principal payment to Class E Noteholders (m2-m5) ......................................      $689,913.22
                                                                                                              -------------


            TO THE RESERVE ACCOUNT:
      (4.)   The amount, if any, needed to maintain the amount in the
                     reserve account at the required reserve amount ......................................      $284,900.76
                                                                                                              -------------


             CLASS F PAYMENTS:
    (n1.)    Sub-Total of funds disbursed through the Reserve Account .................... $15,182,069.07
                                                                                           -------------
    (n2.)    Funds available to be paid to Class F ....................................... $458,746.77
                                                                                           -------------
    (n3.)    Class F percentage ..........................................................  0.130003314
                                                                                           -------------
    (n4.)    Class F floor amount . ...................................................... $9,405,070.31
                                                                                           -------------
    (n5.)    Class F principal balance before payment of
                principal on this payment date ........................................... $47,339,844.16
                                                                                           -------------
    (n6.)    If Funds available to be paid to Class F (n2) is greater
                than $0, then payment as follows:

    (n7.)    If principal balance (n5) is greater than Class F floor
                (n4) then to Class F in an amount equal to
                the lesser of (a) Class F monthly principal amount
                until the Class F principal balance has been reduced
                to the Class F floor amount  and (b) funds available .....................................     $458,746.77
                                                                                                             -------------

    (n8.)    If Funds available to be paid to Class F (n2) is $0,
                    then no payments to Class F and enter $0..............................................
                                                                                                             -------------
             TO THE TRUSTEE:
    (7.)     To the Trustee, any fees and expenses not previously
                         paid subject to a limit..........................................................
                                                                                                             -------------
             TO THE ISSUERS:
    (8.)     To the issuers, as owner of the pledged assets, any
                 remaining available funds on deposit in the
                 collection account after all payments are made above ....................................    $   -
                                                                                                             -------------



IV. SERVICER ADVANCES
---------------------

    (a.)     Aggregate amount of Servicer Advances at
                     the beginning of the Collection Period ..............................................       $4,313,386.48
                                                                                                                 -------------
    (b.)     Servicer Advances reimbursed during the Collection Period ...................................          $27,852.91
                                                                                                                 -------------
    (c.)     Amount of unreimbursed Service Advances to be reimbursed on the
                     Settlement Date .....................................................................         $529,494.20
                                                                                                                 -------------
    (d.)     Servicer Advances made during the related Collection Period .................................       $       -
                                                                                                                 -------------
    (e.)     Aggregate amount of Servicer Advances at the end of the Collection
                     Period  . ...........................................................................       $3,756,039.37
                                                                                                                 -------------
    (f.)     Amount of delinquent Scheduled Payments for which Servicer Advances
                     were not made .......................................................................              -
                                                                                                                 -------------

V.  RESERVE ACCOUNT

    (a.)     Amount on deposit at the beginning of the related Collection Period .........................       $4,417,634.39
                                                                                                                 -------------
    (b.)     Reserve Account initial deposit. ............................................................
                                                                                                                 -------------
    (c.)     Amount of interest earnings reinvested for the related Monthly Period .......................       $    -
                                                                                                                 -------------
    (d.)     Amounts used to cover shortfalls, if any,  for the
                  related Collection Period...............................................................
                                                                                                                 -------------
    (e.)     Amounts used as required in a Trigger Event ,
                  if any,  for the related Collection Period .............................................       $    -
                                                                                                                 -------------
    (f.)     Amounts transferred in from the Collection Account,
                  if applicable (line 4) .................................................................       $  284,900.76
                                                                                                                 -------------
    (g.)     Interest earnings for the related Monthly Period ............................................       $   25,832.86
                                                                                                                 -------------
    (h.)     Interest  earnings withdrawn and included as Available
               Funds for the related Monthly Period ......................................................       $   25,832.86
                                                                                                                 -------------

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
                                                                                                                 -------------
    (i.)     Amount on deposit at the end of the related Collection Period. ..............................       $4,702,535.15
                                                                                                                 -------------
    (j.)     Is the Required Reserve Amount equal to
                  the balance in the Reserve Account
                  as of the related Collection period ? Y or N. .........................................              Y
                                                                                                                 -------------
VI. ADVANCE PAYMENTS
--------------------

(a.)     Beginning aggregate Advance Payments ............................................................     $ 2,768,784.36
                                                                                                                 -------------
(b.)     Add: Amount of Advance Payments collected during the related Collection Period ..................     $ 2,644,800.94
                                                                                                                 -------------
(c.)     Add: Investment earnings for the related Collection Period ......................................     $       --
                                                                                                                 -------------
(d.)     Less: Amount of Advance Payments withdrawn for deposit into Facility Account . . ................     $ 2,102,676.37
                                                                                                                 -------------
(e.)     Ending aggregate Advance Payments . . ...........................................................     $ 3,310,908.93
                                                                                                                 -------------

         By:     /s/ KIRK WEILER
                  ---------------
         Title:   VP of Finance
                  ---------------
         Date:         11/10/00
                  ---------------


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